EXHIBIT 10.26


                                  Leonard Osser
                               110 E. 71st Street
                               New York, NY 10021


                                 April 15, 2003


Milestone Scientific Inc.
220 South Orange Avenue
Livingston, NJ 07039
Attn: Thomas Stuckey-Chief Financial Officer

         RE:   Milestone Scientific Inc.
               Deferral of Payment of $32,000

Dear Sirs:

      Please be advised that I hereby agree to defer until January 2, 2005 the payment of principal and any interest on a $32,000 loan I have made to Milestone Scientific Inc. in January 2003.

                                                     Very truly yours,


                                                     /s/Leonard Osser
                                                     ---------------------------
                                                     Leonard Osser